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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           |__|



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                   13-5160382
(State of incorporation                                    (I.R.S. employer
if not a U.S. national bank)                               identification no.)

One Wall Street, New York, N.Y.                            10286
(Address of principal executive offices)                   (Zip code)



                            APOGENT TECHNOLOGIES INC.
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  22-2849508
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                               ALEXON-TREND, INC.
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  77-0205208
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             APOGENT FINANCE COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                                   02-0522134
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)



                              APPLIED BIOTECH, INC.

               (Exact name of obligor as specified in its charter)

California                                                 33-0447325
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        BARNSTEAD THERMOLYNE CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                   13-3326802
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                BIOROBOTICS INC.
               (Exact name of obligor as specified in its charter)

Massachusetts                                              04-3394825
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          CHASE SCIENTIFIC GLASS, INC.
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  621711339
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         CONSOLIDATED TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  74-2951231
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             ERIE SCIENTIFIC COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                                   13-3326819
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                     ERIE SCIENTIFIC COMPANY OF PUERTO RICO
               (Exact name of obligor as specified in its charter)

Delaware                                                   22-2855227
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)



                             ERIE UK HOLDING COMPANY
               (Exact name of obligor as specified in its charter)

Delaware                                                   02-0523659
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                        EVER READY THERMOMETER CO., INC.
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  22-3329530
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                  GENEVAC INC.
               (Exact name of obligor as specified in its charter)

New York                                                   13-3614495
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           LAB-LINE INSTRUMENTS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                   36-2160341
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             LAB VISION CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                 94-3204455
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         MATRIX TECHNOLOGIES CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                   04-2876817
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             MICROGENICS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                   68-0148167
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)



                           MOLECULAR BIOPRODUCTS, INC.
               (Exact name of obligor as specified in its charter)

California                                                 95-3244122
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


                      NALGE NUNC INTERNATIONAL CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                   13-3326816
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           NATIONAL SCIENTIFIC COMPANY
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  58-2315507
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                           THE NAUGATUCK GLASS COMPANY
               (Exact name of obligor as specified in its charter)

Connecticut                                                06-0465440
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          NERL DIAGNOSTICS CORPORATION
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  05-0486109
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          OWL SEPARATION SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  39-1915146
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                                   REMEL INC.
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  74-2826694
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


                        RICHARD-ALLAN SCIENTIFIC COMPANY
               (Exact name of obligor as specified in its charter)

Wisconsin                                                  38-3235594

(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


                         ROBBINS SCIENTIFIC CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                 94-2456711
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                          SAMCO SCIENTIFIC CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                   95-3145731
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                             SYBRON TRASITION CORP.
               (Exact name of obligor as specified in its charter)

Delaware                                                   13-3326805
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)

                         VACUUM PROCESS TECHNOLOGY, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                   04-3538751
(State or other jurisdiction of                            (I.R.S. employer
incorporation or organization)                             identification no.)


48 Congress Street
Portsmouth, New Hampshire                                  03801
(Address of principal executive offices)                   (Zip code)



                        Series B 8% Senior Notes Due 2011
                       (Title of the indenture securities)


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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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        Superintendent of Banks of the State of                           2 Rector Street, New York,
        New York                                                          N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                                  33 Liberty Plaza, New York,
                                                                          N.Y.  10045

        Federal Deposit Insurance Corporation                             Washington, D.C.  20429

        New York Clearing House Association                               New York, New York   10005

        (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2. AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16. LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of May, 2001.


                                               THE BANK OF NEW YORK



                                               By:       /s/  MING SHIANG
                                                  ------------------------------
                                                  Name:    MING SHIANG
                                                  Title:    VICE PRESIDENT

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              Dollar Amounts
ASSETS                                                                                          In Thousands
Cash and balances due from depository
   institutions:
   Noninterest-bearing balances and currency
     and coin..........................................                                           $3,083,720
   Interest-bearing balances...........................                                            4,949,333
Securities:
   Held-to-maturity securities.........................                                              740,315
   Available-for-sale securities.......................                                            5,328,981
Federal funds sold and Securities purchased
   under agreements to resell..........................                                            5,695,708
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............36,590,456
   LESS: Allowance for loan and
     lease losses............598,536
   LESS: Allocated transfer risk
     reserve........................12,575
   Loans and leases, net of unearned income,
     allowance, and reserve............................                                           35,979,345
Trading Assets.........................................                                           11,912,448
Premises and fixed assets (including
   capitalized leases).................................                                              763,241
Other real estate owned................................                                                2,925
Investments in unconsolidated subsidiaries
   and associated companies............................                                              183,836
Customers' liability to this bank on
   acceptances outstanding.............................                                              424,303
Intangible assets......................................                                            1,378,477
Other assets...........................................                                            3,823,797
                                                                                                -------------
Total assets...........................................                                          $74,266,429
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LIABILITIES
Deposits:
   In domestic offices.................................                                          $28,328,548
   Noninterest-bearing.......................12,637,384
   Interest-bearing..........................15,691,164
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................                                           27,920,690
   Noninterest-bearing..........................470,130
   Interest-bearing..........................27,450,560
Federal funds purchased and Securities sold
   under agreements to repurchase......................                                            1,437,916
Demand notes issued to the U.S. Treasury...............                                              100,000
Trading liabilities....................................                                            2,049,818
Other borrowed money:
   With remaining maturity of one year or
    less...............................................                                            1,279,125
   With remaining maturity of more than one
     year through three years..........................                                                    0
   With remaining maturity of more than
     three years.......................................                                               31,080
Bank's liability on acceptances executed and
   outstanding.........................................                                              427,110
Subordinated notes and debentures......................                                            1,646,000
Other liabilities......................................                                            4,604,478
                                                                                                -------------
Total liabilities......................................                                          $67,824,765
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EQUITY CAPITAL
Common stock...........................................                                            1,135,285
Surplus................................................                                            1,008,775
Undivided profits and capital reserves.................                                            4,308,492
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                                               27,768
Accumulated net gains (losses) on cash flow
   hedges                                                                                                  0
Cumulative foreign currency translation
   adjustments.........................................                                          (   38,656)
                                                                                                -------------
Total equity capital...................................                                            6,441,664
                                                                                                -------------
Total liabilities and equity capital...................                                          $74,266,429
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        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                    Thomas J. Mastro

        We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi
Alan R. Griffith                Directors
Gerald L. Hassell